Prospectus

January 31, 2002, revised November 19, 2002

Class I (Institutional) Shares
-	Calvert Social Investment Fund (CSIF) Balanced
-	CSIF Equity
-	Calvert Social Index Fund
-	CSIF Enhanced Equity
-	Calvert Large Cap Growth
-	Calvert Capital Accumulation
-	Calvert World Values International Equity
-	Calvert New Vision Small Cap
-	CSIF Technology
-	CSIF Bond
-	Calvert Income

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Note: Class I shares may not be available in all Funds. Please call 1-800-327-2109 for availability.

TABLE OF CONTENTS
About the Funds
Investment Objective, Strategy, Past Performance	1
Fees and Expenses	15
Investment Practices and Risks	16
About Social Investing
Investment Selection Process	21
Socially Responsible Investment Criteria	21
High Social Impact Investments	22
Special Equities	23
Manager Discovery Program	23
Shareholder Advocacy and Social Responsibility	23
About Your Investment
About Calvert	23
Subadvisors and Portfolio Managers	23
Advisory Fees	25
How to Open an Account	25
Important -- How Shares are Priced	25
When Your Account Will be Credited	25
Other Calvert Features (Exchanges, Minimum Account Balance, etc.)	25
Dividends, Capital Gains and Taxes	26
How to Sell Shares	27
Financial Highlights	27

CSIF BALANCED
Advisor	Calvert Asset Management Company, Inc.
Subadvisors	Brown Capital Management, Inc.
SSgA Funds Management, Inc.

Manager Discovery Program (see page 23)

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal investment strategies

The Fund typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds. CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed income portion reflects an active trading strategy, seeking total return, and focuses on a duration target approximating the Lehman Aggregate Bond Index.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The market prices of stocks or bonds decline
-	The individual stocks and bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates is not correct
-	For the fixed-income securities held in the Fund, the credit quality of the securities deteriorates such as an event of bankruptcy
-

For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar

-	The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected

The active trading strategy for the fixed income portion of the Fund may cause the Fund to have, relative to other balanced funds, a high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index and the Lehman Aggregate Bond Index. It also shows the Fund's returns compared to the Lipper Balanced Funds Average. The Fund has recently changed its passive (unmanaged) index from the Standard & Poor's 500 Index to the more closely related Russell 1000 Index. Class I shares have an actual inception date of 2/26/99. However, Class A shares (not offered in this prospectus) have an inception date of 10/21/82. In the chart and table below, performance results before 2/26/99 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year CSIF Balanced Total Return

[INSERT BAR CHART HERE]

Best Quarter: (of period shown )	Q4 '98;	12.42%
Worst Quarter: (of period shown)	Q3 '01;	(10.47%)

Average Annual Total Returns (as of 12-31-01)
	1 year	5 years	10 years
CSIF Balanced	(4.86%)	6.86%	7.57%
S&P 500 Index Monthly
Reinvested	(11.88%)	10.70%	12.93%
Russell 1000 Index	(12.45%)	10.50%	12.84%
Lehman Aggregate Bond
Index TR	8.44%	7.43%	7.23%
Lipper Balanced Funds Avg.	(4.39%)	7.64%	9.40%

CSIF EQUITY

Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Atlanta Capital Management Company, L.L.C

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal investment strategies

The Fund invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock market goes down
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average. Class I shares have an actual inception date of 11/1/99. However, Class A shares (not offered in this prospectus) have an inception date of 8/24/87. In the chart and table below, performance results before 11/1/99 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year CSIF Equity Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q4 '98;	26.98%
Worst Quarter: (of period shown)	Q3 '98;	(17.56%)

Average annual total returns (as of 12-31-01)
	1 year	5 years	10 years
CSIF Equity	1.05%	13.04%	10.15%
S&P 500 Index Monthly
Reinvested	(11.88%)	10.70%	12.93%
Lipper Multi-Cap Core
Funds Avg.	(10.89%)	9.58%	11.93%

CALVERT SOCIAL INDEX FUND
Advisor	Calvert Asset Management Company, Inc.
Subadvisor	World Asset Management, a division of Munder Capital Management

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social Index, which measures the investment return of large- and mid-capitalization stocks.

Principal investment strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in each stock in the Index in about the same proportion as represented in the Index itself.

Calvert Social Index

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2001, there were 621 companies in the Index, though this number will change over time due to company mergers or changes due to our evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1000 largest companies. The Index is also reviewed quarterly to adjust for social criteria, sector weightings against the 40% limitation on exposure to any one sector, share adjustments, etc.

The socially responsible criteria are described in the section "Socially Responsible Investment Criteria." Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:
-	The stock market or the Calvert Social Index goes down
-

An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Russell 1000 Index. It also shows the Fund's returns compared to the Lipper Large Cap Growth Funds Average. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year Calvert Social Index Fund

Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q4 '01;	13.72%
Worst Quarter: (of period shown)	Q3 '01;	(17.26%)

Average annual total returns (as of 12-31-01)
	1 year	5 years	10 years
Calvert Social Index Fund	(13.83%)	N/A1	N/A
Calvert Social Index	(13.80%)	N/A	N/A
Lipper Large-Cap Growth Funds Avg.	(22.95%)	N/A	N/A
1	Since inception (6/30/00) (18.10%); Calvert Social Index (17.92%); Lipper Large Cap Growth Funds Average (26.08%).

CSIF ENHANCED EQUITY
Advisor	Calvert Asset Management Company, Inc.
Subadvisor	SSgA Funds Management, Inc.

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal investment strategies

The Fund invests in stocks that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential of return.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value and momentum of market sentiment. These three measures combine to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $100 billion.

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock market or the Russell 1000 Index goes down
-

The individual stocks in the Fund or the enhanced equity modeling portfolio do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-

An enhanced equity fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Index

The Subadvisor expects the annual tracking error, relative to the return of the Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Russell 1000 Index. It also shows the Fund's returns compared to the Lipper Large Cap Core Funds Average. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year CSIF Enhanced Equity

Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q4 '99;	14.72%
Worst Quarter: (of period shown)	Q3 '01;	(13.11%)

Average annual total returns (as of 12-31-01)
	1 year	5 years	10 years
CSIF Enhanced Equity	(9.51%)	N/A1	N/A
Russell 1000 Index TR	(12.45%)	N/A	N/A
Lipper Large-Cap Core Funds Avg.	(13.76%)	N/A	N/A

1

Since inception (4/30/98) 3.28%; Russell 1000 Index TR 2.19%; Lipper Large-Cap Core Funds Average 0.82%. The month end date of 4/30/98 is used for comparison purposes only, actual Fund inception is 4/15/98.

CALVERT LARGE CAP GROWTH

Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Bridgeway Capital Management, Inc.

Investment Objective

Calvert Large Cap Growth Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks of companies which meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets in large cap companies. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

A secondary portfolio strategy is the use of exchange-traded, "traditional" stock index options and futures. These investments help to keep the long-term average market risk of the Fund roughly equal to the market itself. At any one point in time however, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Advisor and Subadvisor believe that the use of these instruments is conservative; it does not try to leverage overall market risk in the long term.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-	The stock market goes down
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	The use of stock index futures and options could add to, rather than decrease, risk

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock prices. It also compares the Fund's performance to the Lipper Multi-Cap Growth Funds Average. Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. Thus the following performance results for the Calvert Large Cap Growth Fund for periods prior to that date reflect the performance of the Bridgeway Social Responsibility Portfolio. Please note that current expenses for the Class I Shares of the Large Cap Growth Fund are capped at 0.90%, less than what they were for the Bridgeway Social Responsibility Portfolio and therefore, actual performance would have differed. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year Large Cap Growth

Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q4 '99;	40.66%
Worst Quarter: (of period shown)	Q1 '01;	(22.53%)

Average annual total returns (as of 12-31-01)
	1 year	5 years	10 years1
Large Cap Growth	(18.46%)	12.47%	N/A1
S&P 500 Index	(11.88%)	10.70%	N/A
Lipper Multi-Cap Growth Funds Avg.	(26.00%)	8.61%	N/A
1

Since inception (8/31/94) 14.71%; S&P 500 Index 14.75%; and Lipper Multi-Cap Growth Funds Average 12.24%. The month end date of 8/31/94 is used for comparison purposes only; actual Fund inception is 8/5/94.

CALVERT CAPITAL ACCUMULATION

Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Brown Capital Management, Inc.

Objective

Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal investment strategies --- investments are primarily in the common stocks of mid-size companies.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation.) The Fund currently defines mid-cap companies as those within the range of market capitalizations of the Standard and Poor's Mid-Cap 400 Index. Most companies in the Index have a capitalization of $500 million to $10 billion. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock market goes down
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies
-	The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Standard & Poor's Mid-Cap 400 Index. It also shows the Fund's returns compared to the Lipper Mid-Cap Growth Funds Average. The Fund has recently changed its passive (unmanaged) index from the Standard & Poor's Mid-Cap 400 Index to the more closely related Russell Mid Cap Growth Index. Class I shares have an actual inception date of 2/26/99. However, Class A shares (not offered in this prospectus) have an inception date of 10/31/94. In the chart and table below, performance results before 2/26/99 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year Capital Accumulation

Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q4 '98;	25.03%
Worst Quarter: (of period shown)	Q3 '01;	(24.74%)

Average annual total returns (as of 12-31-01)
	1 year	5 years	10 years
Capital Accumulation	(23.08%)	10.99%	N/A1
Russell Mid Cap Growth Index	(20.15%)	9.02%	N/A
S&P Mid-Cap 400 Index TR	(0.62%)	16.11%	N/A
Lipper Mid-Cap Growth Funds Average	(21.17%)	7.64%	N/A
1	Since inception (10/31/94) 14.11%; S&P Mid Cap 400 Index 17.49%; Russell Mid Cap Growth Index 12.66%; and Lipper Mid-Cap Growth Funds Average 11.40%.

CALVERT WORLD VALUES INTERNATIONAL EQUITY
Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Grantham, Mayo, Van Oterloo & Co., LLC

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal investment strategies

The Fund invests primarily in non-U.S. large cap stocks using a core investment approach. The Fund will generally hold stocks of companies from the constituent countries of MSCI's EAFE Index, but may opportunistically invest in some emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCI's EAFE Index.

No more than 5% of fund net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments).

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock markets (including those outside the U.S.) go down
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-

Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Morgan Stanley Capital International EAFE Index. It also shows the Fund's returns compared to the Lipper International Funds Average. Class I shares have an actual inception date of 2/26/99. However, Class A shares (not offered in this prospectus) have an inception date of 7/2/92. In the chart and table below, performance results before 2/26/99 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year CWVF International Equity

Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q4 '99;	20.60%
Worst Quarter: (of period shown)	Q3 '01;	(17.04%)

Average Annual Total Returns (as of 12-31-01)
	1 year	5 years	10 years
CWVF International Equity	(23.22%)	0.64%	N/A1
MSCI EAFE Index GD	(21.21%)	1.17%	N/A
Lipper International Funds Average	(21.71%)	1.94%	N/A
1

Since inception (7/31/92) 4.73%; MSCI EAFE Index GD 6.52%; and Lipper International Funds Average 6.48%. The month end date of 7/31/92 is used for comparison purposes only, actual Fund inception is 7/2/92.

CALVERT NEW VISION SMALL CAP

Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Awad Asset Management, Inc.

Objective

New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks that meets the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's assets will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). The Fund currently defines small-cap companies as those with market capitalization of $2 billion or less at the time the Fund initially invests.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock market goes down
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	Prices of small-cap stocks may respond to market activity differently than larger more established companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Russell 2000 Index. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average. Class I shares have an actual inception date of 2/26/99. However, Class A shares (not offered in this prospectus) have an inception date of 1/31/97. In the chart and table below, performance results before 2/26/99 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year New Vision Small Cap

Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q4 '99;	23.88%
Worst Quarter: (of period shown)	Q3 '98;	(21.82%)

Average Annual Total Returns (as of 12-31-01)
	1 year	5 years	10 years
New Vision Small Cap	8.04%	N/A1	N/A
Russell 2000 Index TR	2.49%	N/A	N/A
Lipper Small-Cap Core Funds Average	7.65%	N/A	N/A
1	Since inception (1/31/97) 6.35%; Russell 2000 Index TR 7.22%; Lipper Small-Cap Core Funds Average 9.84%.

CSIF TECHNOLOGY
Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Turner Investment Partners, Inc.

Objective

CSIF Technology seeks growth of capital through investment in stocks in companies involved in the development, advancement, and use of technology.

Principal Investment Strategies

The Fund invests primarily in stocks of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. These companies may include companies that develop, produce or distribute products or services in the computer, semiconductors, electronics, communications, healthcare, and biotechnology sectors.

The Fund will invest at least 80% of its assets in the stocks of U.S. and non-U.S. companies principally engaged in research, development, and manufacture of technology and in the stocks of companies that should benefit from the commercialization of technological advances. The Fund may also invest up to 10% in private equity (generally venture capital investments in small untried enterprises that are not traded on a public exchange) and short up to 10% of the net asset value.

The goal of the investment selection process is to identify candidates for investment that are growth companies with superior earnings prospects, reasonable valuations, and favorable trading volume and price patterns. The process is based on one philosophy: earnings expectations drive stock prices. The Fund invests in companies with strong earnings prospects that the advisor expects to produce gains over time. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. The Fund buys companies with strong earnings dynamics, and sells those when it detects deterioration in the company's earnings growth potential. Security selection is the primary means of adding investment value. The Fund uses an active trading strategy which may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you, the shareholder, at the ordinary income tax rate.

The Fund is designed to have a beta over one. "Beta" is a measure of volatility compared to the PSE 100 Technology Index ("PSE 100"). The PSE 100 has a beta of one. The higher the beta, the higher the risk and potential reward. Thus, the Fund may be expected to outperform the PSE 100 in upmarkets, and to underperform in downmarkets. Of course, there can be no assurance that these expectations will occur.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort.

Principal Risks

The Fund is designed for long-term investors who are willing to accept above-average risk and volatility in order to seek a higher rate of return over time. You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock market goes down
-

Since the Fund is focused on technology-related industries, it is more concentrated than stock funds investing in a broader range of industries. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market. The Fund's share price is likely to be more volatile than other funds that do not concentrate in one market sector

-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	The Fund is subject to the risk that its principal market segment, technology stocks, may underperform compared to other market segments or to the equity markets as a whole
-

The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a positive or negative impact on the Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the PSE 100 Technology Index. This is a widely recognized, unmanaged index of common stock prices in the technology sector. It also shows the Fund's returns compared to the Lipper Science and Technology Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year CSIF Technology Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q4 '01;	42.49%
Worst Quarter: (of period shown)	Q3 '01;	(44.65%)

Average annual total returns (as of 12-31-01)
	1 year	5 years	10 years
CSIF Technology	(44.00%)	N/A1	N/A
PSE 100 Technology Index	(15.59%)	N/A	N/A
Lipper Science and Technology Funds Average	(37.55%)	N/A	N/A

1Since inception (10/31/00) (56.92%); PSE 100 Technology Index (29.24%); Lipper Science and Technology Funds Average (54.69%).

CSIF BOND

Advisor	Calvert Asset Management Company, Inc.

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal investment strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 80% of its assets in fixed income securities of any quality, with at least 65% of its assets in investment grade debt securities rated A or above.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:
-	The market prices of bonds decline
-	The individual bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	The credit quality of the securities deteriorates such as an event of bankruptcy
-	The Advisor's forecast as to interest rates is not correct
-	The Advisor's allocation among different sectors of the bond market does not perform as well as expected
-	The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
-	The Fund may invest up to 35% of its net assets in below-investment grade bonds. They are subject to greater credit risk than investment grade bonds.

The Fund's active trading strategy may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A-Rated Average. Class I shares have an actual inception date of 3/31/00. However, Class A shares (not offered in this prospectus) have an inception date of 8/24/87. In the chart and table below, performance results before 3/31/00 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year CSIF Bond Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q1 '01;	7.83%
Worst Quarter: (of period shown)	Q1 '94;	(3.57%)

Average Annual Total Returns (as of 12-31-01)
	1 year	5 years	10 years
CSIF Bond	14.05%	7.34%	6.86%
Lehman Aggregate Bond Index TR	8.44%	7.43%	7.23%
Lipper Corporate Debt Funds A-Rated Average	7.48%	6.24%	6.74%

CALVERT INCOME

Advisor	Calvert Asset Management Company, Inc.

Objective

Calvert Income Fund seeks to maximize income, to the extent consistent with prudent investment management and preservation of capital, through investment in bonds and other income producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its assets in investment grade debt securities.

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:
-	The market prices of bonds decline
-	The individual bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	The credit quality of the securities deteriorates such as an event of bankruptcy
-	The Advisor's forecast as to interest rates is not correct.
-	The Advisor's allocation among different sectors of the bond market does not perform as well as expected
-	The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund
-	The Fund may invest up to 35% of its net assets in below-investment grade bonds. They are subject to greater credit risk than investment grade bonds.

The Fund's active trading strategy may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB-Rated Average. Class I shares have an actual inception date of 2/26/99. However, Class A shares (not offered in this prospectus) have an inception date of 10/12/82. In the chart and table below, performance results before 2/26/99 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year Calvert Income Total Return

[INSERT BAR CHART HERE]
Best Quarter: (of period shown )	Q1 '01;	8.02%
Worst Quarter: (of period shown)	Q1 '94;	(4.56%)

Average Annual Total Returns (as of 12-31-01)
	1 year	5 years	10 years
Calvert Income	14.63%	9.83%	8.31%
Lehman Aggregate Bond Index TR	8.44%	7.43%	7.23%
Lipper Corporate Debt Funds BBB-Rated Average	7.45%	5.91%	7.26%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual Fund operating expenses are deducted from Fund assets.
CLASS I Annual fund operating expenses1	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Fee waiver and/or expense reimbursement2	Net expenses
CSIF Balanced	.55%	--	.12%	.67%	--	--
CSIF Equity	.60%	--	.47%	1.07%	(.27%)	.80%
Calvert Social Index Fund	.33%	--	.85%	1.18%	(.80%)	.38%
CSIF Enhanced Equity	.70%	--	.30%	1.00%	(.25%)	.75%
Calvert Large Cap Growth	.70%	--	1.43%	2.13%	(1.43%)	.70%
Capital Accumulation	.75%	--	32.72%	33.47%	(32.67%)	.80%
CWVF International Equity	.90%	--	.29%	1.19%	(.14%)	1.05%
Calvert New Vision Small Cap	.85%	--	63.24%	64.09%	(63.27%)	.82%
CSIF Technology	1.30%	--	3.86%	5.16%	(3.81%)	1.35%
CSIF Bond	.45%	--	.83%	1.28%	(.68%)	.60%
Calvert Income	.50%	--	.18%	.68%	--	--

Explanation of Fees and Expenses Table
1

Expenses are based on the Fund's most recent fiscal year, unless otherwise indicated. Management fees include the Subadvisory fees paid by the Advisor ("Calvert"), or in the case of Calvert Large Cap Growth, the Fund, to the Subadvisor, and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. The subadvisory fees for Calvert Large Cap Growth are subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund's performance relative to the S&P 500 Index.

2

Calvert has agreed to limit annual Fund operating expenses (net of any expense offset arrangements) for all of the Funds' Class I shares (other than CSIF Balanced and Calvert Income) through January 31, 2003. The contractual expense cap is shown as "Net expenses", except for Calvert Large Cap Growth whose cap is 0.90%, exclusive of any performance fee adjustment. The amount shown in the table reflects a negative 0.20% performance fee adjustment. Calvert has further agreed to limit annual Fund operating expenses for Calvert Large Cap Growth, Capital Accumulation, Calvert New Vision Small Cap, and CSIF Technology at 1.50% through January 31, 2012. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Fund has an offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that:
-	You invest $1,000,000 in the Fund for the time periods indicated;
-	Your investment has a 5% return each year;
-	You redeem all shares at the end of the periods; and
-	The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be as follows if the Class I shares are held for 1, 3, 5 or 10 years:
	1 year	3 years	5 years	10 years
CSIF Balanced	$6,845	$21,437	$37,320	$83,451
CSIF Equity	8,168	31,352	56,394	128,134
Calvert Social Index Fund	3,888	29,530	57,169	136,052
CSIF Enhanced Equity	7,659	29,352	52,814	120,192
Calvert Large Cap Growth	7,151	39,545	74,247	172,204
Capital Accumulation	8,168	40,532	75,200	173,064
CWVF International Equity	10,707	36,399	64,086	143,077
Calvert New Vision Small Cap	8,371	40,729	75,391	173,235
CSIF Technology	13,746	45,939	80,425	177,772
CSIF Bond	6,132	33,862	63,693	148,541
Calvert Income	6,947	21,754	37,868	84,653

Investment Practices and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment practices listed, the table below shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.
Key to Table
J	Fund currently uses as a principal investment practice
q	Permitted, but not typically used as a principal investment practice (% of assets allowable, if restricted)
8	Not permitted
xN	Allowed up to x% of Fund's net assets
xT	Allowed up to x% of Fund's total assets
N/A	not applicable to this type of fund

	a	b	c	d	e	f	g	h	i
CSIF Balanced	J	q	8	J	25N	q	J	20N3	J
CSIF Equity	q	q	8	J	25N	q	q	20N3	q
Calvert Social Index Fund	q	q	8	J	5T1	q	N/A	N/A	q
CSIF Enhanced Equity	q	q	8	J	8	N/A	N/A	N/A	N/A
Large Cap Growth	q	q	8	J	10N	q	q	20N	q
Capital Accumulation	q	q	8	J	25N	q	q	10N3	q
CWVF International Equity	q	q	8	J	J	q	q (35N)	5N3	q
Calvert New Vision Small Cap	q	q	8	J	15T2	J	q (35N)	5N3	q
CSIF Technology	J	q	8	J	q	J	q	q	q
CSIF Bond	J	q	8	N/A	25N	N/A	J	35N3	J
Calvert Income	J	q	J	q	30N	N/A	J	35N	J

Investment Practices
a

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

b

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

c

Hedging Strategies. The use of short sales of US Treasury securities for the limited purpose of hedging the Fund's duration (duration is a measure of the interest rate-sensitivity of the Fund). Any short sales are "covered" with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian. Risks: Correlation, Management, and Opportunity

Conventional Securities
d

Stocks in General. The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

e

Foreign securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

f

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

g	Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.

h

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

i

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	j	k	L	m	n	p	q	r	s
CSIF Balanced	15N	q	J	J	q	q	5T4	5N5	q
CSIF Equity	15N	q	q	q	q	q	5T4	5N5	N/A
Calvert Social Index Fund	15N	N/A	N/A	N/A	N/A	N/A	N/A	5N5	N/A
CSIF Enhanced Equity	15N	N/A	N/A	N/A	N/A	N/A	5T4	5N5	N/A
Large Cap Growth	15N	q	q	q	q	q	5T4	5N5	N/A
Capital Accumulation	15N	q	q	q	q	5T	5T4	5N5	q
CWVF International Equity	15N	q	q	q	q	5T	5T4	5N5	N/A
Calvert New Vision Small Cap	15N	q	q	q	q	8	5T4	5N5	N/A
CSIF Technology	15N	J	q	q	q	5T	5T4	5N5	q
CSIF Bond	15N	N/A	J	J	q	q	5T4	5N5	q
Calvert Income	15N	N/A	J	J	q	5T	q	5N5	q
1

Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the Index. The Index (and hence the Fund) may include securities issued by companies located outside the US but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

2	New Vision Small Cap may invest only in American Depository Receipts (ADRs) -- dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on US exchanges. See the SAI.
3	Excludes any high social impact investments.
j

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

k

Initial Public Offerings ("IPOs") IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund's stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes. Risks: Market.

Unleveraged Derivative Securities
L

Asset-backed securities. Securities are backed by unsecured debt, such as credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

m

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

n	Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.

p

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

Leveraged Derivative Instruments
q

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

r

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

s

Structured securities. Indexed and/or leveraged mortgage-backed and other debt securities, including principal-only and interest-only securities, leveraged floating rate securities, and others. These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion. Risks: Credit, Interest Rate, Extension, Prepayment, Market, Leverage, Liquidity and Correlation.

4	Based on net premium payments.
5	Based on initial margin required to establish the position.

The Funds have additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, and reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales.) These policies and restrictions are discussed in the SAI.

Types of Investment Risk

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management risk

The risk that a Fund's portfolio management practices might not work to achieve their desired result.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index.

Index funds are not actively managed by investment advisors who buy and sell securities based on research and analysis in an attempt to outperform a particular benchmark or the market as a whole. Rather, index funds simply attempt to mirror what the target index does, for better or for worse. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market.

To track its target index as closely as possible, the Calvert Social Index Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds, by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process (not applicable to Calvert Income Fund)

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for all Funds must meet the minimum standards for all its financial and social criteria.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Each Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, and Calvert New Vision Small Cap:

These Funds seek to invest in companies that:
-

Deliver safe products and services in ways that sustain our natural environment. For example, The Funds look for companies that produce energy from renewable resources, while avoiding consistent polluters.

-	Manage with participation throughout the organization in defining and achieving objectives. For example, The Funds look for companies that offer employee stock ownership or profit-sharing plans.
-

Negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the EEOC, and provide opportunities for women, people of color, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Funds consider both unionized and non-union firms with good labor relations.

-

Foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreate a context within which these goals can be realized. For example, the Funds look for companies with an above average commitment to community affairs and charitable giving.

These Funds seek to avoid investing in companies that Calvert determines to be significantly engaged in:
-	Business activities in support of repressive regimes
-	Production, or the manufacture of equipment, to produce nuclear energy
-	Manufacture of weapon systems
-	Manufacture of alcoholic beverages or tobacco products
-	Operation of gambling casinos
-	A pattern and practice of violating the rights of American Indians and other indigenous peoples.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

Calvert World Values International Equity:

The spirit of CWVF International Equity's social criteria is similar to CSIF, but the application of the social analysis is significantly different. International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities. Due to these factors, the CWVF International Equity social investment standards are less stringent than those of CSIF.

CWVF International Equity seeks to invest in companies that:
-

Achieve excellence in environmental management. We select investments that take positive steps toward preserving and enhancing our natural environment through their operations and products. We seek to avoid investing in companies with poor environmental records.

-

Have positive labor practices. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria. We seek to invest in companies that hire and promote women and ethnic minorities; respect the right to form unions; comply, at a minimum, with domestic hour and wage laws; and provide good health and safety standards. We seek to avoid companies that demonstrate a pattern of engaging in forced, compulsory, or child labor.

CWVF International Equity seeks to avoid investing in companies that:
-	Contribute to human rights abuses in other countries.1
-	Produce nuclear power or nuclear weapons, or have more than 10% of revenues derived from the production or sale of weapons systems.
-

Derive more than 10% of revenues from the production of alcohol or tobacco products, but actively seeks to invest in companies whose products or services improve the quality of or access to health care, including public health and preventative medicine.

-	Are significantly engaged in a pattern and practice of violating the rights of indigenous peoples. We also support the promotion of positive portrayals of indigenous peoples and their heritage.
1	CWVF International Equity may invest in companies that operate in countries with poor human rights records if we believe the companies are making a positive contribution.

Special Investment Programs

As part of Calvert's and our shareholders' ongoing commitment to providing and fostering innovative initiatives, the various Funds invest a small percentage of their respective assets in special investment programs -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program. Each Fund remains committed to delivering financial performance and societal impact. The amount invested by any one Fund in these programs together ranged from 0.54% to 6.72% of assets, as of September 30, 2002.

High Social Impact Investments

CSIF Balanced, Bond, Technology and Equity, Calvert World Values International Equity, Capital Accumulation, New Vision Small Cap, Calvert Social Index Fund, and Large Cap Growth

High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 1% for each of CSIF Balanced, CSIF Equity, CSIF Technology and CSIF Bond, Calvert Social Index Fund, Large Cap Growth and New Vision Small Cap and up to 3% for each of CWVF International Equity and Capital Accumulation) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Funds' Boards.

Pursuant to an exemptive order, the Funds invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Funds may also invest directly in high social impact issuers.

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. For this reason, the Fund limits the amount of such investments to only 1% of Fund assets, and will not engage in this program until reaching $50 million in assets.

Special Equities

CSIF Balanced, CSIF Equity, Calvert World Values International Equity, and Capital Accumulation

each have a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction and control of the Funds' Boards. The Calvert Social Index Fund may engage in this program upon reaching $50 million in assets. Special Equities investments are limited to only 1% of the Calvert Social Index Fund's assets, and to 10% of the assets of each of CSIF Balanced, CSIF Equity, CWVF International Equity, and Capital Accumulation.

Manager Discovery Program

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of the CSIF Balanced Portfolio. The program allocates up to 5% of the CSIF Balanced Portfolio assets to strong performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the CSIF Balanced Portfolio. The Manager Discovery Program brings a dynamic new perspective to the Portfolio, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As the Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by pushing companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

ABOUT CALVERT

CALVERT ASSET MANAGEMENT COMPANY, INC. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of Calvert. It has been managing mutual fund portfolios since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2001, Calvert had over $7 billion in assets under management.

Calvert uses a team approach to its management of CSIF Bond (since February 1997), Calvert Income (since February 1995) and the fixed-income assets of CSIF Balanced (June 1995). Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the investment strategy and management of all Calvert Funds for Calvert while Gregory Habeeb manages the day-to-day investments of Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.

Subadvisors and Portfolio Managers

BROWN CAPITAL MANAGEMENT, INC., 1201 North Calvert Street, Baltimore, Maryland 21202, has managed part of the equity investments of CSIF Balanced since 1996, and Capital Accumulation since 1994. In 1997, Brown Capital became the sole Subadvisor for Capital Accumulation. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for Capital Accumulation and Brown Capital's portion of CSIF Balanced. He brings over 24 years of management experience to the Funds, and has held positions with T. Rowe Price Associates and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

SSgA FUNDS MANAGEMENT, INC. (SSgA FM), Two International Place, Boston, MA 02110, is a subsidiary of State Street Corporation. SSgA FM is an adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank and Trust Company.

SSgA FM's portfolio management team for both CSIF Enhanced Equity and CSIF Balanced is headed by Douglas Holmes, CFA. Doug is a Principal of State Street Global Advisors and heads the Global Enhanced Equity Group. He specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Doug is the co-inventor of SPDRs and continues to be involved in all related products discussed or created by the firm. Prior to joining State Street in 1984, Doug was a partner at Lovett, Ward & Bertelsen. Before this, he was affiliated with Batterymarch Financial Management and was a member of the New Product Committee of the American Stock Exchange. Doug has been working in the investment management industry since 1980. Doug has a BS in Mathematics from Northeastern University.

ATLANTA CAPITAL MANAGEMENT COMPANY, LLC, Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed CSIF Equity since September 1998.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for CSIF Equity. He is a senior Partner and senior investment professional for Atlanta Capital. He has been with the firm since 1976. He specializes in equity portfolio management and research. Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company. Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO"); 40 Rowes Wharf, Boston, Massachusetts, 02110 manages the Calvert World Values International Equity Fund.

Thomas Hancock and Christopher M. Darnell co-head the portfolio management team for the Portfolio. Mr. Hancock joined the firm in 1995, serving as a research analyst. He became a member of the firm in 2000 and is currently engaged in global quantitative equities portfolio management. Prior to joining the firm, he was a research scientist at Siemens and a software engineer at IBM. Mr. Hancock attended Rensselaer Polytechnic Institute (B.S.) and Harvard University (Ph.D.).

Mr. Darnell joined the firm in 1979, serving as a research analyst. He became a member of the firm in 1984 and Head of Quantitative Research in 1996. He has also served as Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. Prior to joining the firm, Mr. Darnell attended Yale University (B.A.) and Harvard University (M.B.A.).

AWAD ASSET MANAGEMENT, INC. (AWAD), 250 Park Avenue, New York, NY 10177, a subsidiary of Raymond James & Associates, has managed the New Vision Small Cap Fund since 1997. The firm specializes in the management of small-capitalization growth stocks. They emphasize a growth-at-a-reasonable-price investment philosophy.

James Awad, President of Awad, founded the firm in 1992. He heads the portfolio management team for New Vision Small Cap. Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

BRIDGEWAY CAPITAL MANAGEMENT, INC., 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, has managed Calvert Large Cap Growth (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994. John Montgomery, founder and President of Bridgeway Capital Management, Inc., is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. Mr. Montgomery began applying these methods to his own investments in 1985. He left the transportation industry at the end of 1991 to perform full time research on his investment models.

WORLD ASSET MANAGEMENT, LLC, 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for Calvert Social Index Fund. It has been in the index business since the mid 1970s and specializes in passive portfolio management technique. It has managed the Fund since inception.

TURNER INVESTMENT PARTNERS, INC., 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, has managed CSIF Technology since inception. It uses a disciplined approach to investing in growth stocks based on the premise that earnings expectations drive stock prices.

Bob Turner is the founder, chairman, and chief investment officer of Turner Investment Partners. He heads the Fund's portfolio management team. A Chartered Financial Analyst, he was previously senior investment manager with Meridian Investment Company.

PROFIT INVESTMENT MANAGEMENT; 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, manages a portion of the equity assets of CSIF Balanced Portfolio. Profit is a part of Calvert's Manager Discovery Program.

Eugene A. Profit founded Profit Investment Management in 1996. He serves as president and chief investment officer, as well as portfolio manager of the Profit Value Fund. He holds a BA in economics from Yale University.

Each of the Funds has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees (paid to applicable subadvisor, if any, by Calvert or the Fund.) Note, it does not include administrative services fees.
CSIF Balanced	0.42%
CSIF Equity	0.50%
Calvert Social Index Fund	0.225%
CSIF Enhanced Equity	0.60%
Calvert Large Cap Growth	0.70%1
Capital Accumulation	0.65%
CWVF International Equity	0.75%
Calvert New Vision Small Cap	0.75%
CSIF Technology	1.25%
CSIF Bond	0.35%
Calvert Income	0.40%
1

This includes a 0.45% subadvisory fee the Fund pays directly to the Subadvisor. The Subadvisor may earn (or have its base fee reduced by) a performance adjustment of plus or minus 0.25%, based on the extent to which performance of the Fund exceeds or trails the index against which it is measured.

HOW TO OPEN AN ACCOUNT

Complete and sign an application for each new account. Be sure to specify Class I. All purchases must be made by bankwire in U.S. dollars. For more information and wire instructions, call Calvert at 800-327-2109.

Minimum To Open an Account $1,000,000

IMPORTANT - HOW SHARES ARE PRICED

The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees/Directors believes accurately reflects fair value. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veteran's Day, when the NYSE is open and the Fund is open but purchases cannot be made due to the closure of the banking system.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received in good order. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

OTHER CALVERT FEATURES

CALVERT INFORMATION NETWORK

For 24 hour performance and account information call

800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

TELEPHONE TRANSACTIONS

You may purchase, redeem, or exchange shares and wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

EXCHANGES

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shares may only be exchanged for Class I shares of another Calvert Fund.

Exchange requests will not be accepted on any day Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, each Fund and the distributor may reject any order considered market-timing activity.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

ELECTRONIC DELIVERY OF PROSPECTUSES AND SHAREHOLDER REPORTS

You may request to receive electronic delivery of prospectuses and annual and semi annual reports.

COMBINED GENERAL MAILINGS (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

SPECIAL SERVICES AND CHARGES

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

MINIMUM ACCOUNT BALANCE

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund. If due to redemptions, the account falls below the minimum, your account may be closed and the proceeds mailed to the address of record. You will be given a notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

DIVIDENDS, CAPITAL GAINS AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.
Calvert Income	Paid monthly
CSIF Bond	Paid monthly
CSIF Balanced	Paid quarterly
CSIF Equity	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity	Paid annually
Calvert Large Cap Growth	Paid annually
Capital Accumulation	Paid annually
CWVF International Equity	Paid annually
Calvert New Vision Small Cap	Paid annually
CSIF Technology	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, these Funds will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from US government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and possibly 31% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the transfer agent in good order. The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Request in "Good Order"

All redemption requests must be received by the transfer agent in "good order." This means that your request must include:
-	The Fund name and account number
-	The amount of the transaction (in dollars or shares).
-	Signatures of all owners exactly as registered on the account (for mail requests).
-	Signature guarantees (if required).*
-	Any supporting legal documentation that may be required.
-	Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized. Class I redemptions must be made by wire.

If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information for 2000 and 2001 has been audited by Arthur Andersen LLP whose report, along with a Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for years presented prior to September 30, 2000 has been audited by other auditors.

CSIF Balanced

Financial Highlights
		Periods Ended
	September 30	September 30,	September 30,
Class I Shares	2001	2000	1999 ooo
Net asset value, beginning	$33.10	$32.13	$32.52
Income from investment operations
Net investment income	.94	.88	.52
Net realized and unrealized gain (loss)	(6.31)	3.12	(.35)
Total from investment operations	(5.37)	4.00	.17
Distributions from
Net investment income	(.98)	(.99)	(.56)
Net realized gains	(2.40)	(2.04)	--
Total distributions	(3.38)	(3.03)	(.56)
Total increase (decrease) in net asset value	(8.75)	.97	(.39)
Net asset value, ending	$24.35	$33.10	$32.13

Total return*	(17.33%)	12.97%	.52%
Ratios to average net assets:
Net investment income	3.55%	2.97%	2.54% (a)
Total expenses	.67%	.71%	.74% (a)
Expenses before offsets	.67%	.71%	.74% (a)
Net expenses	.66%	.69%	.73% (a)
Portfolio turnover	214%	184%	175%
Net assets, ending (in thousands)	$29,399	$49,530	$13,458

CSIF Equity

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class I Shares	2001	2000 #
Net asset value, beginning	$33.15	$28.64
Income from investment operations
Net investment income	.11	.05
Net realized and unrealized gain (loss)	(3.72)	6.29
Total from investment operations	(3.61)	6.34
Distributions from
Net realized gains	(1.63)	(1.83)
Total increase (decrease) in net asset value	(5.24)	4.51
Net asset value, ending	$27.91	$33.15

Total return*	(11.49%)	23.10%
Ratios to average net assets:
Net investment income	.36%	.16% (a)
Total expenses	1.07%	1.18% (a)
Expenses before offsets	.82%	.86% (a)
Net expenses	.80%	.80% (a)
Portfolio turnover	43%	49%
Net assets, ending (in thousands)	$2,501	$2,826

Calvert Social Index Fund

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class I Shares	2001	2000 ###
Net asset value, beginning	$14.81	$15.00
Income from investment operations
Net investment income	.08	.03
Net realized and unrealized gain (loss)	(5.12)	(.22)
Total from investment operations	(5.04)	(.19)
Distributions from:
Net investment income	(.04)	--
Total distributions	(.04)	--
Total increase (decrease) in net asset value	(5.08)	(.19)
Net asset value, ending	$9.73	$14.81

Total return*	(34.08%)	(1.27%)
Ratios to average net assets:
Net investment income	.72%	.77% (a)
Total expenses	1.18%	1.21% (a)
Expenses before offsets	.48%	.62% (a)
Net expenses	.38%	.38% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$4,249	$19,750

CSIF Enhanced Equity

Financial Highlights
	Years Ended
	September 30,	September 30,
Class I Shares	2001	2000
Net asset value, beginning	$20.04	$16.89
Income from investment operations
Net investment income	.07	.07
Net realized and unrealized gain (loss)	(5.13)	3.13
Total from investment operations	(5.06)	3.20
Distributions from
Net investment income	--	(.05)
Net realized gain	(.14)	--
Total increase (decrease) in net asset value	(5.20)	3.15
Net asset value, ending	$14.84	$20.04

Total return*	(25.40%)	18.94%
Ratios to average net assets:
Net investment income	.38%	.37%
Total expenses	1.00%	.95%
Expenses before offsets	.82%	.83%
Net expenses	.75%	.75%
Portfolio turnover	39%	43%
Net assets, ending (in thousands)	$1	$22,163
	Periods Ended
	September 30,	September 30,
Class I Shares	1999	1998 oo
Net asset value, beginning	$13.54	$15.00
Income from investment operations
Net investment income	.11	.04
Net realized and unrealized gain (loss)	3.29	(1.50)
Total from investment operations	3.40	(1.46)
Distributions from
Net investment income	(.05)	----
Total increase (decrease) in net asset value	3.35	(1.46)
Net asset value, ending	$16.89	$13.54

Total return*	25.09%	(9.73%)
Ratios to average net assets:
Net investment income	.65%	.54% (a)
Total expenses	.91%	1.03% (a)
Expenses before offsets	.81%	.81% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	56%	27%
Net assets, ending (in thousands)	$18,652	$14,897

Calvert Large Cap Growth Fund

Financial Highlights
	Periods Ended
	September 30,	June 30,	June 30,
Class I Shares	2001**	2001	2000
Net asset value, beginning	$23.37	$36.09	$26.45
Income from investment operations
Net investment income (loss)	--	.01	(.12)
Net realized and unrealized gain (loss)	(4.07)	(9.12)	10.03
Total from investment operations	(4.07)	(9.11)	9.91
Distributions from
Net realized gain	--	(3.61)	(.27)
Total distributions	--	(3.61)	(.27)
Total increase (decrease) in net asset value	(4.07)	(12.72)	9.64
Net asset value, ending	$19.30	$23.37	$36.09

Total return*	(17.42%)	(27.80%)	37.60%
Ratios to average net assets:
Net investment income (loss)	(.02%) (a)	.02%	(.37%)
Total expenses	2.13% (a)	2.05%	2.13%
Expenses before offsets	.79% (a)	1.10%	1.50%
Net expenses	.70% (a)	1.06%	1.50%
Portfolio turnover	31%	122%	71%
Net assets, ending (in thousands)	$5,043	$6,208	$7,385

	Years Ended
	June 30,	June 30,	June 30,
Class I Shares	1999	1998	1997
Net asset value, beginning	$21.14	$16.21	$14.68
Income from investment operations
Net investment income	(.14)	--	.03
Net realized and unrealized gain (loss)	5.62	5.57	2.31
Total from investment operations	5.48	5.57	2.34
Distributions from
Net investment income	--	(.01)	--
Net realized gain	(.17)	(.63)	(.81)
Total distributions	(.17)	(.64)	(.81)
Total increase (decrease) in net asset value	5.31	4.93	1.53
Net asset value, ending	$26.45	$21.14	$16.21

Total return*	26.20%	35.30%	16.90%
Ratios to average net assets:
Net investment income (loss)	(.60%)	.02%	.24%
Total expenses	2.13%	3.81%	5.81%
Expenses before offsets	1.50%	1.50%	1.50%
Net expenses	1.50%	1.50%	1.50%
Portfolio turnover	58%	38%	36%
Net assets, ending (in thousands)	$2,820	$1,473	$638

Calvert Capital Accumulation Fund

Financial Highlights
	Periods Ended
	September 30,	September 30,	September 30,
CLASS I SHARES	2001	2000	1999 ooo
Net asset value, beginning	$36.84	$25.99	$26.18
Income from investment operations
Net investment income (loss)	(.23)	(.12)	(.08)
Net realized and unrealized gain (loss)	(10.53)	11.48	(.11)
Total from investment operations	(10.76)	11.36	(.19)
Distributions from
Net realized gain	(5.24)	(.51)	--
Total distributions	(5.24)	(.51)	--
Total increase (decrease) in net asset value	(16.00)	10.85	(.19)
Net asset value, ending	$20.84	$36.84	$25.99

Total return*	(34.61%)	44.25%	(.73%)
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.39%)	(.50%) (a)
Total expenses	33.47%	1.20%	1.24% (a)
Expenses before offsets	2.19%	.86%	.85% (a)
Net expenses	.80%	.80%	.80% (a)
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$1	$108	$2,547

Calvert World Values International Equity

Financial Highlights
	Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999 ooo
Net asset value, beginning	$22.03	$21.99	$19.91
Income from investment operations
Net investment income	.18	.16	.15
Net realized and unrealized gain (loss)	(6.86)	.84	1.93
Total from investment operations	(6.68)	1.00	2.08
Distributions from:
Net realized gains	(1.38)	(.96)	--
Total distributions	(1.38)	(.96)	--
Total increase (decrease) in net asset value	(8.06)	.04	2.08
Net asset value, ending	$13.97	$22.03	$21.99

Total return*	(32.25%)	4.10%	10.45%
Ratios to average net assets:
Net investment income (loss)	1.09%	.90%	1.19% (a)
Total expenses	1.19%	1.28%	1.53% (a)
Expenses before offsets	1.07%	1.12%	1.09% (a)
Net expenses	1.05%	1.05%	1.05% (a)
Portfolio turnover	93%	76%	82%
Net assets, ending (in thousands)	$22,085	$10,114	$3,006

New Vision Small Cap

Financial Highlights
	Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999 ooo
Net asset value, beginning	$18.77	$13.57	$12.20
Income from investment operations
Net investment income (loss)	.04	(.03)	.03
Net realized and unrealized gain (loss)	(1.63)	5.23	1.34
Total from investment operations	(1.59)	5.20	1.37
Distributions from
Net realized gain	(1.42)	--	--
Total distributions	(1.42)	--	--
Total increase (decrease) in net asset value	(3.01)	5.20	1.37
Net asset value, ending	$15.76	$18.77	$13.57

Total return*	(8.65%)	38.32%	11.23%
Ratios to average net assets:
Net investment income (loss)	.25%	(.14%)	.36% (a)
Total expenses	64.09%	1.64%	1.87% (a)
Expenses before offsets	3.71%	.98%	.93% (a)
Net expenses	.82%	.82%	.82% (a)
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$1	$46	$1,314

CSIF Technology

Financial Highlights
Period Ended
September 30,
Class I Shares	2001 o
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.10)
Net realized and unrealized gain (loss)	(10.97)
Total from investment operations	(11.07)
Total increase (decrease) in net asset value	(11.07)
Net asset value, ending	$3.93

Total return*	(73.80%)
Ratios to average net assets:
Net investment income	(1.23%) (a)
Total expenses	5.16% (a)
Expenses before offsets	1.55% (a)
Net expenses	1.35% (a)
Portfolio turnover	596%
Net assets, ending (in thousands)	$524

CSIF Bond

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class I Shares	2001	2000 ##
Net asset value, beginning	$15.39	$15.56
Income from investment operations
Net investment income	1.11	.60
Net realized and unrealized gain (loss)	.99	(.18)
Total from investment operations	2.10	.42
Distributions from
Net investment income	(1.10)	(.59)
Total distributions	(1.10)	(.59)
Total increase (decrease) in net asset value	1.00	(.17)
Net asset value, ending	$16.39	$15.39

Total return*	14.12%	2.83%
Ratios to average net assets:
Net investment income	6.82%	7.85% (a)
Total expenses	1.28%	1.19% (a)
Expenses before offsets	.62%	.65% (a)
Net expenses	.60%	.60% (a)
Portfolio turnover	955%	1,011%
Net assets, ending (in thousands)	$1,473	$1,028

Calvert Income Fund

Financial Highlights
	Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999 ooo
Net asset value, beginning	$16.63	$17.06	$16.73
Income from investment operations
Net investment income	1.22	1.26	.63
Net realized and unrealized gain (loss)	.97	(.21)	.34
Total from investment operations	2.19	1.05	.97
Distributions from
Net investment income	(1.20)	(1.23)	(.64)
Net realized gain	(.16)	(.25)	--
Total distributions	(1.36)	(1.48)	(.64)
Total increase (decrease) in net asset value	.83	(.43)	.33
Net asset value, ending	$17.46	$16.63	$17.06

Total return*	13.81%	6.48%	5.83%
Ratios to average net assets:
Net investment income	7.40%	7.78%	6.37% (a)
Total expenses	.68%	.82%	1.07% (a)
Expenses before offsets	.68%	.75%	.81% (a)
Net expenses	.66%	.72%	.72% (a)
Portfolio turnover	2,645%	3,264%	3,454%
Net assets, ending (in thousands)	$14,311	$13,954	$6,442

(a) Annualized
o	From October 31, 2000 inception.
oo	From April 15, 1998 inception.
ooo	From March 1, 1999 inception.

#	From November 1, 1999 inception.
##	From March 31, 2000 inception.
###	From June 30, 2000 inception.

*	Total return is not annualized for periods less than one year.
**	Three month audited period.

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